SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No.__)

FILED BY THE REGISTRANT [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                  LEXINGTON WORLWIDE EMERGING MARKETS FUND, INC.
-------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

     1) Title of each class of securities to which transaction applies:

     _________________________________________________________________________

     2) Aggregate number of securities to which transaction applies:

     _________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     __________________________________________________________________________

     4) Proposed maximum aggregate value of transaction:

     __________________________________________________________________________

     5) Total fee paid:

     __________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     __________________________

     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

     __________________________

                 LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
                                  P.O. BOX 1515
                             PARK 80 WEST, PLAZA TWO
                         SADDLE BROOK, NEW JERSEY 07663
                                                      (800) 526-0056

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 12, 1998

     A special meeting of the shareholders (the "Meeting") of Lexington Worldwide Emerging Markets Fund, Inc. (the "Fund"), a Maryland corporation, will be held on August 12, 1998 at 10:30 a.m. Eastern time. The Meeting will be held at the offices of the Fund, Park 80 West, Plaza Two, Saddle Brook, New Jersey. At the Meeting, we will ask shareholders to vote on:

     1. Electing eleven (11) Directors to hold office until the election and qualification of their successors.

     2. Approving or disapproving a sub-advisory agreement between Lexington Management Corporation and Stratos Advisors, Inc. with respect to the Fund.

     3. Approving or disapproving a Plan of Distribution for the Fund.

     4. Ratifying or rejecting the selection of KPMG Peat Marwick LLP as independent auditors of the Fund.

     5. Any other business properly brought before the Meeting.

     Any shareholder who owned shares of the Fund on the "record date," which was June 15, 1998, gets notice of the Meeting and gets to vote. Please read the full text of the proxy statement for a complete understanding of our proposals.

                                             By Order of the Board of Directors,


                                 Lisa A. Curcio
                                   Secretary
Dated: July 7, 1998

--------------------------------------------------------------------------------
YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                 LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
                                  P.O. BOX 1515
                             PARK 80 WEST, PLAZA TWO
                         SADDLE BROOK, NEW JERSEY 07663
                                 (800) 526-0056

                          ----------------------------
                                 PROXY STATEMENT
                          ----------------------------

                               DATED JULY 7, 1998

                         SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 AUGUST 12, 1998
GENERAL INFORMATION

     The Board of Directors of Lexington Worldwide Emerging Markets Fund, Inc., a Maryland corporation (the "Fund"), has sent you this proxy statement to ask you to vote on several proposals affecting your Fund. A special meeting of shareholders (the "Meeting") will be held on August 12, 1998 at 10:30 a.m. Eastern time at the offices of the Fund, Park 80 West, Plaza Two, Saddle Brook, New Jersey. At the Meeting, we will ask shareholders to vote on:

     1. Electing eleven (11) Directors to hold office until the election and qualification of their successors.

     2.  Approving or  disapproving  an investment  sub-advisory  agreement (the
"Sub-Advisory   Agreement")  between  Lexington   Management   Corporation  (the
"Adviser") and Stratos Advisors, Inc. ("Stratos") with respect to the Fund.

     3. Approving or disapproving a Plan of Distribution for the Fund.

     4. Ratifying or rejecting the selection of KPMG Peat Marwick LLP as independent auditors of the Fund.

     5. Any other business properly brought before the Meeting.

     REVOCATION OF YOUR PROXY. You may revoke your proxy at any time up until voting results are announced at the Meeting. You may revoke your proxy by giving written notice to the Secretary of the Fund prior to the Meeting or by giving a subsequently dated proxy or by attending and voting at the Meeting in person. If you sign and return the proxy card, but do not vote on a proposal, the proxy attorneys will vote your shares of common stock "FOR" the proposal.

     PROXY SOLICITATION. Your Fund will pay all costs of preparing and mailing the notice of meeting, the proxy card, this proxy statement, and any additional proxy solicitation material. All shareholders who are entitled to vote will receive these proxy materials. Your Fund will solicit shareholder proxies in a variety of ways. Employees or officers of the Fund, the Fund's investment adviser, Lexington Management Corporation, and the Fund's distributor, Lexington Funds Distributor, Inc., and their affiliates, none of whom will receive additional compensation, will solicit shareholder proxies primarily by mail, but also by telephone, telegraph, facsimile, or personal interview. We may also use an outside firm to solicit shareholder votes on behalf of the Fund by mail, telephone, telegraph, facsimile, or personal interview. The proxy solicitation services are expected to cost the Fund approximately $50,000.

     RECORD DATE. The Board of Directors has fixed the close of business on June 15, 1998 as the record date to determine the shareholders who are entitled to notice of, and to vote at, the Meeting (the "Record Date"). As of the Record Date, there were approximately 11,450,454 outstanding shares of the Fund. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share.

     OWNERSHIP OF 5% OR MORE. Securities and Exchange Commission rules require the Fund to tell you the name and address of any person known to be the beneficial owner of 5% or more of the Fund's outstanding shares. The Fund must also tell you how many shares such persons own and what percentage of the Fund these shares represent. As of June 15, 1998, the Fund was not aware of any shareholder who beneficially owned 5% or more of the Fund's outstanding shares.

     REQUIRED VOTE. The election of Directors (Proposal 1) and the ratification of the selection of KPMG Peat Marwick LLP as independent auditors (Proposal 4) will require the affirmative vote of a majority of the votes cast at the Meeting, provided that a quorum is present in person or by proxy at the Meeting. Approval of the Sub-Advisory Agreement (Proposal 2) and approval of the Plan of Distribution (Proposal 3) for the Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting.

     QUORUM. In order for the Meeting to proceed, your Fund must achieve a quorum. This means that one-third of the Fund's shares must be represented at the Meeting -- either in person or by proxy. All returned proxies count towards a quorum, regardless of how they are voted ("FOR," "AGAINST" or "ABSTAIN"). Your Fund will count broker non-votes towards the quorum, but not towards the approval of any proposals. (Broker non-votes are shares for which (1) the underlying owner has not voted and (2) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote needed to approve a proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions and non-votes as if they were votes against the proposal.

     If the proposals are approved, it is anticipated that they will become effective as soon as practicable after shareholder approval.


                        PROPOSAL 1: ELECTION OF DIRECTORS

     Eleven directors are to be elected at the Meeting as the entire Board of Directors, to hold office until the next meeting and until the election and qualification of their successors. If authority is granted on the accompanying proxy to vote in the election of Directors, the persons named in the proxy intend to vote at the Meeting for the election of the nominees named below, each of whom has consented to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees selected by the Board of Directors or the Board of Directors may reduce the number of Directors as provided in the Fund's By-Laws. The Fund currently knows of no reason why any of the nominees listed below will be unable to serve if elected.

                                                                                   YEAR FIRST    SHARES OWNED
NOMINEE'S NAME                                                                      BECAME A     BENEFICIALLY
AND AGE                             PRINCIPAL OCCUPATION FOR PAST 5 YEARS           DIRECTOR    JUNE 15, 1998**
----------                          -------------------------------------           --------    --------------
S.M.S. Chadha              Director. Formerly,  Secretary,  Ministry of External      1996             0
(61)                       Affairs,  New Delhi,  India;  Head of Foreign Service
                           Institute, New Delhi, India; Formerly,  Special Envoy
                           of the  Government of India;  Director,  Special Unit
                           for Technical Cooperation among Developing Countries,
                           United Nations Development Program, New York.

*Robert M. DeMichele       President and Chairman of the Board.  Chairman of the      1981             0
(53)                       Board  and   Chief   Executive   Officer,   Lexington
                           Management   Corporation;   President  and  Director,
                           Lexington Global Asset Managers,  Inc.;  Chairman and
                           Chief Executive Officer, Lexington Funds Distributor,
                           Inc.; Chairman of the Board, Market Systems Research,
                           Inc.  and  Market  Systems  Research  Advisors,  Inc.
                           (registered investment advisors); Director, Chartwell
                           Re Corporation; Director, Claredon National Insurance
                           Company;   Director,   Unione  Italiana  Reinsurance;
                           Director,  The  Navigator's  Group,  Inc.;  Director,
                           Vanguard Cellular Systems,  Inc.; Director,  Weeden &
                           Co.

Beverley C. Duer           Director.  Private  Investor;  Formerly,  Manager  of      1987            735
(69)                       Operations  Research  Department,  CPC  International
                           Inc.

*Barbara R. Evans          Director. Private Investor; Formerly, Assistant  Vice      1991             0
(37)                       President    and    Securities   Analyst,   Lexington
                           Management Corporation.

*Richard M. Hisey          Vice  President,  Treasurer  and  Director.  Managing        --           1,658
(39)                       Director,   Director  and  Chief  Financial  Officer,
                           Lexington  Management  Corporation;  Chief  Financial
                           Officer, Vice President and Director, Lexington Funds
                           Distributor,  Inc.; Chief Financial  Officer,  Market
                           Systems  Research  Advisers,   Inc.;  Executive  Vice
                           President  and  Chief  Financial  Officer,  Lexington
                           Global Asset Managers, Inc.

*Lawrence Kantor           Vice  President  and  Director.   Managing  Director,      1986             0
(51)                       Executive  Vice  President  and  Director,  Lexington
                           Management Corporation;  Executive Vice President and
                           Director,   Lexington   Funds   Distributor,    Inc.;
                           Executive Vice President and General  Manager--Mutual
                           Funds, Lexington Global Asset Managers, Inc.


                                                                                   YEAR FIRST    SHARES OWNED
NOMINEE'S NAME                                                                      BECAME A     BENEFICIALLY
AND AGE                             PRINCIPAL OCCUPATION FOR PAST 5 YEARS           DIRECTOR    JUNE 15, 1998**
--------------                      -------------------------------------           --------    --------------
Jerard F. Maher             Director. General Counsel, Federal Business Centers;      1996             0
(52)                        Counsel, Ribis, Graham & Curtis.

Andrew M. McCosh            Director.  Professor of the Organisation of Industry      1996             0
(57)                        and Commerce,  Department of Business  Studies,  The
                            University of Edinburgh, Scotland.

Donald B. Miller            Director.  Chairman,  Horizon Media, Inc.;  Trustee,      1969           1,853
(72)                        Galaxy  Funds  (registered   investment  companies);
                            Director, Maguire Group of Connecticut.

John G. Preston             Director.  Associate  Professor  of Finance,  Boston      1987             0
(65)                        College.

Allen H. Stowe              Director, President,  Dartmouth Co-Operative Society        --           1,998
(60)                        Co., Inc.

 *An "interested person" as defined in Section 2(a)(19) of the 1940 Act.

** Beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of shares, regardless of any economic interest therein.

     All of the Directors hold similar offices with some or all of the other registered investment companies advised and/or whose shares are distributed by the Adviser and Lexington Funds Distributor, Inc.

     There are no standing audit, nominating or compensation committees of the Board of Directors, or any committees performing similar functions. The Board of Directors met four times during the twelve months ended December 31, 1997, and each of the Directors attended at least 75% of those meetings.


                           SENIOR OFFICERS OF THE FUND

                                                                                   YEAR FIRST    SHARES OWNED
                                            PRINCIPAL OCCUPATION;                   BECAME AN    BENEFICIALLY
NAME AND AGE                                 OTHER ASSOCIATIONS                      OFFICER    JUNE 15, 1998**
-------------                               --------------------                    --------    --------------
Robert M. DeMichele*       President and Chairman of the Board (see page 3).          1981             0
(53)

Richard M. Hisey*          Vice President, Treasurer and Director (see page 3).       1987           1,658
(39)

Lawrence Kantor*           Vice President and Director (see page 3).                  1984             0
(51)

Lisa Curcio*               Vice President and  Secretary.  Senior Vice President      1985             0
(38)                       and Secretary, Lexington Management Corporation; Vice
                           President and Secretary, Lexington Funds Distributor,
                           Inc.;  Secretary,  Lexington  Global Asset  Managers,
                           Inc.



                                                                                   YEAR FIRST    SHARES OWNED
                                            PRINCIPAL OCCUPATION;                   BECAME AN    BENEFICIALLY
NAME AND AGE                                 OTHER ASSOCIATIONS                      OFFICER    JUNE 15, 1998**
-------------                                 -----------------                      -------    --------------
Richard Lavery*                                                                       1990             0
(44)                       Vice  President.  Senior  Vice  President,  Lexington
                           Management  Corporation;  Vice  President,  Lexington
                           Funds  Distributor,  Inc. Janice  Carnicelli*  1991 0
                           (38) Vice President.

Richard T. Saler*                                                                     1994           3,532
(36)                       Vice  President  and Portfolio  Manager.  Senior Vice
                           President,   Director  of  International   Investment
                           Strategy of Lexington Management Corporation.

 * Messrs. DeMichele, Hisey, Kantor, Lavery, Saler and Mmes. Curcio and Carnicelli hold similar offices with some or all of the other registered investment companies advised and/or whose shares are distributed by the Adviser and Lexington Funds Distributor, Inc.
** Beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of shares, regardless of any economic interest therein.

            REMUNERATION OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

     Each Director who is not an interested person is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof up to a maximum of $9,000 per year for Directors living outside the U.S., and $6,000 per year for Directors living within the U.S. Each Director who is not an affiliate of the Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Director also serves as a Director (or trustee) of other investment companies advised by the Adviser. Each Director receives a fee, allocated among all investment companies for which the Director serves. Each Director who served as a director or trustee for all the funds in the Lexington Fund Complex and attended regular meetings received an annualized compensation of $24,000.

     The following chart outlines information regarding compensation paid or accrued for the fiscal year ended December 31, 1997 for each Director:


                                   AGGREGATE             TOTAL COMPENSATION FROM             NUMBER OF
NAME OF DIRECTOR            COMPENSATION FROM FUND        FUND AND FUND COMPLEX    DIRECTORSHIPS IN FUND COMPLEX
---------------             ----------------------       ----------------------     ---------------------------
S.M.S. Chadha                       $1,712                       $26,821                        15
Robert M. DeMichele                    0                            0                           16
Beverley C. Duer                    $1,712                       $29,521                        16
Barbara R. Evans                       0                            0                           15
Richard M. Hisey                       0                            0                            5
Lawrence Kantor                        0                            0                           15
Jerard F. Maher                     $1,712                       $29,521                        16
Andrew M. McCosh                    $1,600                       $25,029                        15
Donald B. Miller                    $1,712                       $26,821                        15
Francis Olmsted*                    $1,085                       $16,800                        N/A
John G. Preston                     $1,712                       $26,821                        15
Margaret W. Russell*                $1,712                       $27,045                        15
Philip C. Smith*                    $1,200                       $19,200                        N/A
Allen H. Stowe                         0                         $2,574                          5
Francis A. Sunderland*              $1,085                       $16,200                        N/A

*Retired

RETIREMENT PLAN FOR ELIGIBLE DIRECTORS

     Under the Retirement Plan for Eligible Directors (the "Retirement Plan"), each Director who is not an employee of the Adviser, any of the funds managed by the Adviser, the Fund's administrator, Lexington Funds Distributor, Inc., or any of their affiliates may be entitled to certain benefits upon retirement from the Board. Under the Retirement Plan, the normal retirement date is the date on which the eligible Director has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by the Adviser (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such Director's years of service (not in excess of 15 years) completed with respect to any of the Covered Funds. Such benefit is payable to each eligible Director in quarterly installments for ten years following the date of retirement or the life of the Director. The Retirement Plan establishes age 72 as a mandatory retirement age for Directors; however, Directors who were serving the Covered Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors who were serving the Covered Funds as of September 12, 1995 who elected retirement under the Retirement Plan prior to September 12, 1996 receive an annual retirement benefit at an increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (i.e., in the event the Director dies prior to receiving full benefits under the Retirement Plan, the Director's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

     Retiring Directors will be eligible to serve as Honorary Directors for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.

     The following table shows the estimated annual benefits payable to an eligible Director upon retirement assuming various compensation and years of service classifications. As of December 31, 1997, the estimated credited years of service for Directors Chadha, Duer, Maher, McCosh, Miller and Preston are 2, 19, 2, 2, 23 and 19 respectively. This table below refers to retirement compensation for the trustees and directors of the entire Lexington Fund Complex (the investment companies managed by the Adviser):

                            HIGHEST ANNUAL COMPENSATION PAID BY ALL FUNDS
                            ----------------------------------------------
                    $20,000           $25,000           $30,000          $35,000
YEARS OF
SERVICE                       ESTIMATED ANNUAL BENEFIT UPON RETIREMENT
-------                       ----------------------------------------
  15                $15,000           $18,750           $22,500          $26,250
  14                 14,000            17,500            21,000           24,500
  13                 13,000            16,250            19,500           22,750
  12                 12,000            15,000            18,000           21,000
  11                 11,000            13,750            16,500           19,250
  10                 10,000            12,500            15,000           17,500

     The Fund pays annual retirement benefits to Francis Olmsted, Margaret W. Russell, Philip C. Smith and Francis A. Sunderland.

         PROPOSAL 2: APPROVAL OR DISAPPROVAL OF SUB-ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with the Adviser, under which the Adviser provides investment advice and in general conducts the management and investment program of the Fund under the supervision and control of the Board of Directors of the Fund.

     The Adviser has proposed to enter into a Sub-Advisory Agreement with Stratos Advisors, Inc. ("Stratos"). A copy of the proposed Sub-Advisory Agreement is attached as Exhibit A. Under the proposed Sub-Advisory Agreement, Stratos will provide the Fund with investment advice and management of the Fund's investment program. Stratos, an affiliate of VZB Partners LLC ("VZB"), an offshore investment manager, is registered with the Securities and Exchange Commission as an investment adviser. As a newly formed investment adviser, Stratos currently does not have any assets under management. Stratos intends to provide investment management services to institutional investors or sophisticated individual investors with a net worth in excess of $1 million. Stratos specializes in managing assets in emerging markets.

     The Adviser believes that the addition of Stratos as subadviser to the Fund will expand the investment expertise available to the Adviser in managing the Fund's investments in emerging markets due to Stratos' ability to investigate investment opportunities in emerging markets. The Adviser believes that Stratos' expertise in managing assets in emerging markets will help the Fund to better achieve its investment objective of seeking long-term capital growth through investments in emerging markets.

     THE PROPOSED SUB-ADVISORY AGREEMENT DOES NOT PROVIDE FOR ANY INCREASE IN THE INVESTMENT ADVISORY FEES PAID BY THE FUND. Rather, the Adviser will pay the subadviser fees from its own resources. If the proposed Sub-Advisory Agreement is approved, the Adviser will continue to serve as investment adviser to the Fund and Stratos will serve as the investment subadviser to the Fund.

     If shareholders approve the proposed Sub-Advisory Agreement, it will go into effect on August 12, 1998 and, unless earlier terminated in accordance with their terms, will continue in effect from year to year only so long as such continuance is specifically approved by the Board of Directors. Either party may terminate the Sub-Advisory Agreement at any time without penalty on 60 days' written notice.

     Based upon the recommendations of the Adviser, the Board of Directors determined that the proposed Sub-Advisory Agreement was in the best interests of shareholders. At a meeting held on June 15, 1998, the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Disinterested Directors"), approved the proposed Sub-Advisory Agreement between the Adviser and Stratos. The Board also directed that the proposed Sub-Advisory Agreement be submitted to shareholders for approval at this meeting. Shareholders are being asked to approve this transaction.


ADVISORY FEES

     As compensation for its services as investment adviser, the Fund pays the Adviser a monthly advisory fee at the annual rate of 1.00% of the average daily net assets of the Fund. Under the proposed Sub-Advisory Agreement, the Adviser, from its own resources, will pay Stratos an annual sub-advisory fee of 0.35% of the Fund's average daily net assets (net of reimbursements and no transaction fee program fees not borne by the Fund). For the fiscal year ended December 31, 1997, the Fund paid the Adviser $2,373,753.

PORTFOLIO MANAGEMENT TEAM

     The Fund will be managed by a portfolio management team consisting of investment professionals from both the Adviser and Stratos. The lead managers will be Richard T. Saler, Alfredo M. Viegas and Mohammed Zaidi.

     Mr. Saler is Senior Vice President, Director of International Investment Strategy of the Adviser. Mr. Saler is responsible for international investment analysis and portfolio management at the Adviser. He has twelve years of investment experience. Mr. Saler has focused on international markets since first joining the Adviser in 1986. In 1991 he was a strategist with Nomura Securities and rejoined the Adviser in 1992. Mr. Saler is a graduate of New York University with a B.S. Degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

     Mr. Viegas is Chief Executive Officer and Senior Portfolio Manager of Stratos. In 1995, Mr. Viegas established VZB. He has been Senior Portfolio Manager and Partner of VZB since its inception. Mr. Viegas is responsible for corporate analysis and bottom-up research and has concentrated on analyzing equity opportunities not only in emerging markets but also in newly developing or frontier markets where quality of publicly available information is scarce and direct research is imperative. Prior to VZB, Mr. Viegas was Vice President and Latin America Equity Strategist for emerging markets with Salomon Brothers from 1993 to 1995. From 1991 to 1993, Mr. Viegas was a research analyst with Morgan Stanley. Mr. Viegas is a graduate of Weslyan University with a B.A. in Classics and Medieval History.

     Mr. Zaidi is a Portfolio Manager at Stratos. Mr. Zaidi is responsible for fundamental corporate analysis with a particular focus on Asian and Middle Eastern Markets as well as the Risk Control Officer. Mr. Zaidi has been a Portfolio Manager at VZB since 1997. Mr. Zaidi was Chief Financial Officer and Partner at Paradigm Software, Inc. from 1992 to 1995. Mr. Zaidi is a graduate of The University of Pennsylvania with a B.S. in Economics from the Wharton School. Mr. Zaidi also holds an M.B.A. in Finance from MIT Sloan School of Management.

     The  following  persons are directors  and/or  senior  officers of Stratos:
Alfredo M. Viegas, Chief Executive Officer and Senior Portfolio Manager; Mohammed Zaidi, Portfolio Manager; and Michael Perry, Chief Financial Officer. The business address of each of the directors and officers listed above is 20 Exchange Place, 52nd Floor, New York, New York 10005.


BOARD CONSIDERATIONS

     In considering whether to recommend that the proposed Sub-Advisory Agreement be approved by shareholders, the Board of Directors considered, among other things, the investment philosophy, integrity, experience in emerging markets and past performance of the investment personnel of the subadviser. The Board of Directors also considered information related to VZB's performance in emerging markets. In addition, the Board requested and evaluated other information from Stratos which the Board deemed to be relevant. The Board also considered the fact that the proposed Sub-Advisory Agreement would not result in additional fees to the Fund, and the Board weighed the potential benefits offered by Stratos' expertise in emerging markets. Finally, the Board also considered various alternatives, including internalization of management, having the Adviser more fully assume the sub-advisory function or retaining another subadviser.

     Based on these considerations and the recommendation of the Adviser, the Board, including a majority of the Disinterested Directors, unanimously approved the proposed Sub-Advisory Agreement at the meeting held on June 15, 1998.

REQUIRED VOTE

     Approval of the proposed Sub-Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. If the shareholders of the Fund do not approve the proposed Sub-Advisory Agreement, the Board of Directors will take such further action as it may deem to be in the best interests of the Fund's shareholders.


DIRECTORS' RECOMMENDATION

     The Board of Directors recommends that you vote FOR approval of the proposed Sub-Advisory Agreement between the Adviser and Stratos.


            PROPOSAL 3: APPROVAL OR DISAPPROVAL OF DISTRIBUTION PLAN

     At a meeting held on June 15, 1998, the Board of Directors, including a majority of the Disinterested Directors, approved the proposed Plan of
Distribution (the "Plan") in accordance with requirements of Rule 12b-1 of the Investment Company Act of 1940 Act. The Board of Directors determined that it was reasonably likely that the Plan would contribute to an increase in sales of the shares of the Fund, with resulting benefits the Fund and its shareholders for the reasons described below. Shareholders are being asked to consider and approve the proposed Plan for the Fund.

     The Board of Directors determined that an enhanced marketing effort by Lexington Funds Distributor, Inc. (the "Distributor") on behalf of the Fund would benefit the Fund in maintaining and improving its market share, and that such an effort would be enhanced by the adoption of the Plan, under which the Fund's assets will be available to compensate the Distributor for the costs of marketing and distributing the Fund's shares. The proposed Distribution Plan will also cover expenses currently being paid through the Shareholder Servicing Plan. However, under the proposed Distribution Plan, payment of fees to shareholder servicing agents will reduce expenses currently being paid through the Shareholder Servicing Plan.

     The Adviser believes, and the Board of Directors concurs, that the adoption of the Plan is reasonably likely to improve the sales of Fund shares by providing third party intermediaries with an incentive to provide ongoing services to the Fund shareholders and sell shares of the Fund and assist the Fund to remain competitive in the marketplace, and by providing Funds with advertising or other promotional efforts.


BENEFITS TO SHAREHOLDERS

     The Adviser believes, and the Board of Directors concurs, that the proposed Plan is reasonably likely to benefit both the Fund and existing shareholders. For example, enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objective of the Fund. In addition, the sale of additional shares reduces the likelihood that redemptions of shares will require the liquidation of the Fund's securities in amounts and at times that are disadvantageous for investment purposes and, therefore, disadvantageous to the remaining shareholders. Finally, increased Fund assets may result in reducing each investor's share of certain expenses such as printing, audit, legal, insurance, etc., through economies of scale (e.g., allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

     The Board of Directors recognize that there is no assurance that the expenditures of assets of the Fund to finance distribution of shares of the Fund will result in additional sales of shares or in an increase in the net assets of the Fund. The Board of Directors determined, however, that there is a reasonable likelihood that one or more of such benefits will result and that the Board of Directors will be in a position to monitor the distribution expenses of the Fund and to evaluate the benefit of such expenditures in deciding whether to continue the Plan.


DESCRIPTION OF THE PROPOSED PLAN OF DISTRIBUTION

     Under the proposed Plan, the Fund will pay for distribution and service expenses. A copy of the proposed Plan is attached as Exhibit B. The Fund is authorized under the proposed Plan to use its assets to finance certain activities relating to the distribution of its shares including, among other things, advertising, the preparation, printing and distribution of sales literature, printing and distributing prospectuses, statement of additional information, annual reports and other periodic reports to prospective investors.

     The proposed Plan provides that distribution payments are limited to an amount not to exceed an annual rate of 0.25% of the Fund's average daily net assets. The proposed Plan of Distribution does not permit carrying over distribution expenses in excess of the annual rate of 0.25% to subsequent periods. The Board of Directors will receive quarterly reports concerning the marketing expenses that have been compensated under the Plan. The Board of Directors will be able to terminate the Plan of Distribution at any time, which would terminate subsequent payments. In addition, the Board of Directors, including a majority of the of the Disinterested Directors, must approve the continuation of the Plan annually, or the Plan will terminate automatically along with the payments made under it by the Fund.


BOARD CONSIDERATIONS

     In considering whether to recommend that the proposed Plan be approved by shareholders, the Board of Directors identified and considered, among other things, the potential benefits from the proposed Plan to the Fund and its shareholders. In addition, the Disinterested Directors requested, evaluated and discussed other information and materials furnished by Fund management which the Disinterested Directors deemed to be relevant. In connection with their consideration of the proposed Plan, the Directors were furnished with a draft of the Plan of Distribution and related materials which outlined the uses and benefits of distribution plans under Rule 12b-1 of the 1940 Act currently being used in the mutual fund industry, and certain data concerning such plans.

     The Directors considered various factors relevant to the Fund's situation, including the investment and sales history of the Fund, the Fund's marketing experience using Lexington Funds Distributor, Inc. as distributor, possible ways in which sales of shares could be increased, and the effect of the proposed Plan on the Fund and its shareholders. The Board also took into account the following factors: the nature and causes of the problems or circumstances which made implementation of the Plan advisable and appropriate; the way in which the Plan would address these problems or circumstances, including the nature and potential amount of the expenditures; the relationship of such expenditures to the overall cost structure of the Fund; the nature of the anticipated benefits; the time it might take for those benefits to be achieved; the merits of possible alternative plans; and the effect of the Plan on existing shareholders.

     In approving the Plan, the Directors determined, in the exercise of their business judgment and in light of their fiduciary duties, based upon the materials requested and evaluated by them, that there was a reasonable likelihood that the Fund and its shareholders would benefit from the adoption of the proposed Plan.

     Based  on  these   considerations,   the  Board,   including   all  of  the
Disinterested Directors, unanimously approved the proposed Plan at the meeting held on June 15, 1998.

REQUIRED VOTE

     Approval of the proposed Plan will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. If the shareholders of the Fund do not approve the proposed Plan, the Board of Directors will take such further action as it may deem to be in the best interests of the Fund's shareholders.


DIRECTORS' RECOMMENDATION

     The Board of Directors recommends that you vote FOR approval of the proposed Plan of Distribution for the Fund.


         PROPOSAL 4: RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS

     The Board of Directors, including a majority of the Disinterested Directors, unanimously appointed KPMG Peat Marwick LLP, as independent auditors to examine and to report on the financial statements of the Fund for the fiscal year ending December 31, 1998. Such appointment was expressly conditioned upon the right of the Fund by a vote of the majority of the outstanding voting securities at any meeting called for the purpose to terminate such employment. The Board's selection of KPMG Peat Marwick LLP is hereby submitted to shareholders for ratification.

     KPMG Peat Marwick LLP has served as the independent auditors for the Fund during its most recent fiscal period ended December 31, 1997. As the independent auditors, KPMG Peat Marwick LLP audits and certifies the Fund's financial statements. KPMG Peat Marwick LLP also reviews the Fund's Annual Reports to shareholders and its filings with the U.S. Securities and Exchange Commission. Neither KPMG Peat Marwick LLP nor any of its partners has any direct or material indirect financial interest in the Fund. Representatives of KPMG Peat Marwick LLP are not expected to attend the Meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their participation.


DIRECTORS' RECOMMENDATION

     The Board of Directors recommends that you vote FOR the ratification of the selection of KPMG Peat Marwick LLP as independent certified public accountants to examine and to report on the financial statements of the Fund for the fiscal year ending December 31, 1998.


                            PROPOSAL 5: OTHER MATTERS

     The Directors do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

OTHER INFORMATION

     VOTING INFORMATION AND DISCRETION OF THE PERSONS NAMED AS PROXIES. At the date of the proxy, we know of no other business to be brought before the Meeting. However, if any other matters do come up, we will use our best judgment to vote on your behalf.

     If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any adjournment. We may take a vote on one or more of the proposals in this proxy statement prior to any adjournment if we receive sufficient votes for its approval and the approval is otherwise appropriate. Any adjourned session or sessions may be held within 90 days after the date set for the original Meeting without the necessity of further notice.

     ANNUAL/SEMIANNUAL REPORTS. The Fund's most recent annual and semiannual reports to shareholders are available at no cost. To request a report, please call us toll-free at 1-800-526-0056 or write us at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663.

     LITIGATION. The Fund is not involved in any litigation.

     SUBMISSION OF PROPOSALS FOR THE NEXT ANNUAL MEETING OF THE FUND. Under the Fund's Articles of Incorporation and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Directors have been elected by shareholders). Therefore, the Fund does not hold shareholder meetings on an annual basis. Any shareholder proposals to be included in the proxy statement for the next meeting must be received by the Fund, at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, within a reasonable time period prior to that meeting. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement. Shareholder proposals are subject to certain regulations under federal securities law.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

                                             By Order of the Board of Directors,

                                                                  Lisa A. Curcio
                                                                       Secretary

                                                                       EXHIBIT A
                             SUB-ADVISORY AGREEMENT

     THIS AGREEMENT is made this day of __________, 1998 by and between LEXINGTON MANAGEMENT CORPORATION, a Delaware corporation (the "Adviser"), and Stratos Advisors, Inc., a New York corporation (the "Sub-Adviser"), with respect to the following recital of fact:


                                     RECITAL

     WHEREAS, Lexington Worldwide Emerging Markets Fund, Inc. (the "Fund") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder; and

     WHEREAS, the Adviser is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Fund is authorized to issue shares of common stock $1.00 par value; and

     WHEREAS, the Fund and the Adviser have entered into an agreement dated December 5, 1994 to provide for management services for the Fund on the terms and conditions set forth therein (the "Investment Advisory Agreement"); and

     WHEREAS, the Sub-Adviser proposes to render investment management services to the Adviser in connection with the Adviser's responsibilities to the Fund on the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Duties. The Sub-Adviser shall furnish the Fund with investment research and advice consistent with the investment policies set forth in the Prospectus and Statement of Additional Information of the Fund, subject at all times to the policies and control of the Fund's Board of Directors and the supervision of the Adviser. The Sub-Adviser shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Sub-Adviser. In carrying out this obligation, the Sub-Adviser shall:

          (a) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors and the Adviser;

          (b) formulate and implement continuing programs for the purchase and sale of the securities of such issuers and regularly report thereon to the Fund's Board of Directors and the Adviser;

          (c)  continuously   review  the  Fund's  security   holdings  and  the
          investment program and the investment policies of the Fund; and

          (d) take, on behalf of the Fund, all actions which appear necessary to carry into effect such purchase and sale programs, including the placement of orders for the purchase and sale of securities for the Fund.

     2.   Broker-Dealer Relationships.

          a. PORTFOLIO TRADES. The Adviser and Sub-Adviser at their own expense, shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Adviser, and Sub-Adviser which may include brokers or dealers affiliated with the Adviser or Sub-Adviser. The Adviser and Sub-Adviser shall use their best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received.

          b. SELECTION OF BROKER-DEALERS. In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or the other accounts which the Adviser, Sub-Adviser or its affiliates exercise investment discretion. The Adviser and Sub-Adviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.

     3. CONTROL BY BOARD OF DIRECTORS. Any investment program undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Directors of the Fund.

     4.   COMPLIANCE   WITH  APPLICABLE   REQUIREMENTS.   In  carrying  out  its
          obligations under this Agreement, the Sub-Adviser shall at all times conform to:

          (a) all applicable provisions of the 1940 Act; and

          (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and the 1940 Act; and

          (c)  the   provisions   of  the  Fund's   Agreement  and  Articles  of
          Incorporation and

          (d) the provisions of the By-Laws of the Fund; and

          (e) any other applicable provisions of state and federal law.

     5. EXPENSES. The expenses connected with the Fund shall be borne by the Sub-Adviser as follows:

          (a) The Sub-Adviser shall pay the salaries and payroll expenses of persons serving as officers or Directors of the Fund who are also employees of the Sub-Adviser or any of its affiliates.

     6. DELEGATION OF RESPONSIBILITIES. Upon request of the Adviser and with the approval of the Fund's Board of Directors the Sub-Adviser may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Sub-Adviser's cost in rendering such services may be billed monthly to the Adviser, subject to examination by the Adviser's independent accountants. Payment or assumption by the Sub-Adviser of any Fund expense that the Sub-Adviser is not required to pay or assume under this Agreement shall not relieve the Adviser or the Sub-Adviser of any of their obligations to the Fund or obligate the Sub-Adviser to pay or assume any similar Fund expense on any subsequent occasions.

     7. COMPENSATION. For the services to be rendered and the facilities furnished hereunder, the Adviser shall pay the Sub-Adviser monthly compensation of the sum of the amount determined by applying the following annual rate to the Fund's average daily net assets, net of reimbursement and net of shareholder servicing agent fees not borne by the Fund: 0.35% of the Fund's annual average daily net assets. Compensation under this Agreement shall be paid monthly. If this Agreement becomes effective subsequent to the first day of the month or shall terminate before the last day of the month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation for the preceding month and shall be made as promptly as possible after the end of each month.


     8. EXPENSE LIMITATION. If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which the Fund's securities are offered as determined in the manner described above as of the close of business on each business day during such fiscal year, the aggregate of all such investment management fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by the Sub-Adviser shall be deducted from the monthly investment advisory fee otherwise payable to the Sub-Adviser during such fiscal year; and if such amount should exceed such monthly fee, the Sub-Adviser agrees to repay to the Adviser such amount of its investment advisory fee previously received with respect to such fiscal year as may be required to make up the deficiency no later than the last day of the first month of the next succeeding fiscal year. The Sub-Adviser will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its Sub-Advisory fee for said fiscal year. For purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

     9. TERM. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to
          Section  11 hereof for two years from the date  hereof.

     10. RENEWAL. Following the expiration of its initial two year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually.

          (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

          (b) by the affirmative vote of a majority of the Directors who are not parties of this Agreement or interested persons of a party to the Agreement (other than as a Director of the Fund), by votes cast in person at a meeting specifically called for such purposes.

     11. TERMINATION. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities or by the Sub-Adviser on sixty (60) days' written notice to the other party. This Agreement shall automat-ically terminate in the event of its assignment, the term "assignment" for the purposes having the meaning defined in Section 2(a)(42) of the Investment Company Act of 1940.

     12. LIABILITY OF THE SUB-ADVISER. In the absence of willful misfeasance, bad faith, gross negligence on the part of the Sub-Adviser or its officers, directors or employees, or reckless disregard by the Sub-Adviser of its duties under this Agreement, the Sub-Adviser shall not be liable to the Adviser, the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, provided the Sub-Adviser has acted in good faith.

     13. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Adviser shall be Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, and that of the Sub-Adviser for this purpose shall be 20 Exchange Place, 52nd Floor, New York, NY 10005.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


                                       LEXINGTON MANAGEMENT CORPORATION

Attest:                                By  _____________________________________
                                                Executive Vice President

_______________________________
                                       STRATOS ADVISORS, INC.

Attest:                                By ______________________________________
                                                President

________________________________

                                                                       EXHIBIT B


                 LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
                                DISTRIBUTION PLAN

     Distribution Plan (the "Plan") of Lexington Worldwide Emerging Markets Fund, Inc. a Maryland Corporation (the "Fund), an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), adopted pursuant to Section 12(b) of the act and Rule 12b-1 promulgated thereunder ("Rule 12b-1").

     1. PRINCIPAL UNDERWRITER AND INVESTMENT ADVISER. Lexington Funds Distributor, Inc., a Delaware corporation ("the Distributor"), acts as the principal underwriter of the Fund's shares pursuant to a Distribution Agreement. Lexington Management Corporation, a Delaware corporation (the "Adviser"), acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement.

     2. DISTRIBUTION PAYMENTS. (a) The Fund either directly or through the Adviser, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a selected dealer agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Adviser or with the Distributor, with respect to Fund shares owned by shareholders for which such Broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund shares, including the compensation of the sales personnel of the Distributor; payments of no more than an effective annual rate of 0.25%, or such lesser amounts as the Distributor determines appropriate.

          (b) The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the Distributor and the Adviser, subject to approval by the Directors of the Fund.

          (c) Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing, prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising: telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

     3. REPORTS. Quarterly, in each year that this Plan remains in effect, the Fund's Treasurer shall prepare and furnish to the Directors of the Fund a written report, complying with the requirements of Rule 12b-1, setting forth the amounts expended by the Fund under the Plan and purposes for which such expenditures were made.

     4. APPROVAL OF PLAN. This Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Fund's Directors and the Qualified Directors (as defined in Section
          6),  cast in person at a meeting  called
          for the purpose of voting on the Plan and (b) the outstanding voting securities of the Fund, as defined in Section 2(a)(42) of the Act.

     5. TERM. This Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually by a majority vote of the Directors of the Fund, including a majority of the Qualified Directors cast in person at a meeting called for the purpose of voting on such Plan and Agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without shareholder approval in accordance with Section 4 hereof. All material amendments to this Plan must be approved by a vote of the Directors of the Fund, and of the Qualified Directors (as hereinafter defined), cast in person at a meeting called for the purpose of voting thereon.

     6. TERMINATION. This Plan may be terminated at any time by a majority vote of the Directors who are not interested persons (as defined in Section 2(a)(19) of the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any Agreements related to the Plan (the "Qualified Directors") or by vote of a majority of the outstanding voting securities of the Fund, as defined in Section 2(a)(42) of the Act.

     7. NOMINATION OF "NON-INTERESTED" DIRECTORS. While this Plan shall be in effect, the selection and nomination of the "non-interested" Directors of the Fund shall be committed to the discretion of the non-interested Directors then in office.

     8. MISCELLANEOUS. (a) Any termination or non-continuance of (i) a Selected Dealer Agreement between the Distributor and a particular broker or (ii) a Shareholder Service Agreement between the adviser or the Fund and a particular person or organization, shall have no effect on any similar agreements between brokers or other persons and the Fund, the Adviser or the Distributor pursuant to this Plan.

          (b) The Distributor, the Adviser, or the Fund shall not be under any obligation because of this Plan to execute any Selected Dealer Agreement with any broker or any Shareholder Service Agreement with any person or organization.

          (c) All Agreements with any person or organization relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Section 6 hereof.


Dated: ___________________________             Lexington Funds Distributor, Inc.


                                         By: ___________________________________
                                               Executive Vice President

                                 Lexington Worldwide Emerging Markets Fund, Inc.

                                         By: __________________________________
                                               President

       LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
                            PROXY

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of Lexington Worldwide Emerging Markets Fund, Inc. (the "Fund") for use at a Special Meeting of Shareholders to be held at the offices of the Fund, Park 80 West, Plaza Two, Saddle Brook, New Jersey, on August 12, 1998 at 10:30 a.m. Eastern time.

     The undersigned hereby appoints Peter Corniotes and Richard Lavery, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments thereof, all shares of common stock of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the following matters:

     Please mark box in blue or black ink.

ITEM I. Votes on Proposal to elect directors to serve as members of the Board of Directors of the Fund, the nominees are: S.M.S. Chadha, Robert M. DeMichele, Beverley C. Duer, Barbara R. Evans, Richard M. Hisey, Lawrence Kantor, Jerard F. Maher, Andrew M. McCosh, Donald B. Miller, John G. Preston, and Allen
          H. Stowe.

                                  FOR ALL
                FOR     WITHHOLD  EXCEPT
                [ ]       [ ]       [ ]      TO WITHHOLD
                                             AUTHORITY TO VOTE
                                             FOR ANY INDIVIDUAL
                                             NOMINEE, MARK THE
                                             "FOR ALL EXCEPT"
                                             BOX, AND STRIKE A
                                             LINE THROUGH THE
                                             NOMINEE'S NAME IN
                                             THE LIST ABOVE.



ITEM 2. Vote on Proposal to approve an investment sub-advisory agreement between Lexington Management Corporation and Stratos Advisors, Inc. with respect to the Fund.

                FOR    AGAINST    ABSTAIN
                [ ]        [ ]      [ ]


ITEM 3. Vote on Proposal to approve a Plan of Distribution for the Fund.

                FOR    AGAINST    ABSTAIN
                [ ]        [ ]      [ ]


ITEM 4. Vote on Proposal to ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Fund.

                FOR    AGAINST    ABSTAIN
                [ ]        [ ]      [ ]



ITEM 5. Vote on the transaction of any other business properly brought before the meeting.

               FOR      AGAINST    ABSTAIN
               [ ]         [ ]      [ ]



     Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR all of the above items.

     Receipt of Notice of Special Meeting is hereby acknowledged.


PLEASE SIGN, DATE AND RETURN PROMPTLY.

                                ______________________________________
                                Sign here exactly as name(s)
                                appears on this Proxy card

                                ______________________________________

                                Dated:____________________________,1998

                                IMPORTANT:  Joint owners must EACH
                                sign.  When signing as attorney,
                                executor, administrator, trustee,
                                guardian or corporate officer,
                                please give your full title as
                                such.